UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2017

Date of reporting period :	January 1, 2017 — December 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Variable Trust

Annual report
12 | 31 | 17

Putnam VT
International Growth Fund

Message from the Trustees

February 9, 2018

Dear Shareholder:

We enter 2018 on the heels of an impressive year for global stock markets. While bond market performance was a bit uneven in 2017, stocks in most regions worldwide delivered solid advances and encountered very little volatility. As seasoned investors, we realize that benign markets like this rarely last long, and we are monitoring risks accordingly.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Performance summary (as of 12/31/17)

Investment objective

Long-term capital appreciation

Net asset value December 31, 2017

Class IA: $23.51	Class IB: $23.42

Total return at net asset value

			MSCI EAFE
			Growth
(as of 12/31/17)	Class IA shares*	Class IB shares†	Index (ND)
1 year	35.37%	35.04%	28.86%
5 years	48.13	46.29	52.31
Annualized	8.18	7.91	8.78
10 years	33.05	29.79	30.16
Annualized	2.90	2.64	2.67
Life	206.23	192.18	159.44
Annualized	5.48	5.24	4.66

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

The MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia, and the Far East with a greater-than-average growth orientation. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

Putnam VT International Growth Fund	1

Report from your fund’s manager

How was the environment for international stocks during the 12-month reporting period ended December 31, 2017?

International stocks delivered impressive performance for the period. Investors in most markets worldwide shrugged off geopolitical and economic risks and drove markets considerably higher. Most notable was the performance of emerging-market stocks, which rallied throughout the year and delivered an annual gain of more than 37%, as measured by the MSCI Emerging Markets Index [ND]. Healthy corporate earnings growth and few signs of recessionary trends in most economies worldwide allowed stocks to maintain their strength. Technology stocks propelled markets higher, especially in Asia.

How did Putnam VT International Growth Fund perform in this environment?

For the 12-month reporting period, the fund’s IA shares delivered a return of 35.37%, outperforming the MSCI EAFE Growth Index [ND] benchmark, which returned 28.86%.

What were some holdings that helped fund performance during the reporting period?

The top two contributors for the period were the fund’s investments in Alibaba Group Holding and Tencent Holdings. Both of these China-based businesses are among the world’s largest companies and have grown to become significant players in their respective industries.

As of period-end, Tencent was China’s leading electronic messaging and gaming platform. The company has had tremendous success with its WeChat app, which has over 700 million users and can be used to book appointments, pay bills, and access news and search features. As of period-end, Alibaba was China’s biggest e-commerce company, offering online business-to-business and business-to-consumer sales and services.

What were some holdings that detracted from performance during the reporting period?

The top detractor for the period was Altice, a Netherlands-based telecommunications company. The stock declined during the period as the company’s subsidiary, SFG Group, a French telecom operator, underperformed. Investors also became increasingly concerned about Altice’s debt levels and plans for additional acquisitions.

Another disappointment was the fund’s investment in Cenovus Energy, a Canada-based integrated oil company. The stock declined sharply during the period after the company agreed to buy $13.3 billion in oil assets from ConocoPhillips to expand its Canadian reserves and production. We sold our position in Cenovus Energy by period-end.

As the fund begins a new fiscal year, what is your outlook?

My near-term outlook for international markets is generally positive, but I remain concerned about a few potential risks that have been with us for some time. I believe economic conditions are likely to continue to improve in Europe and Japan. Europe’s economy appears to have passed its main political challenges and should continue to benefit from supportive monetary policies, in my view.

Japan’s economy is steadily — finally — rebounding, and there are hints that Japan might be tentatively emerging from its 20-year bout with deflation, in my view. I believe prospects for China also appear a bit brighter following the National Congress, as it seems that growth and stability may still be very high on President Xi Jinping’s agenda.

I also believe there are potential risks for equity investors in the months ahead, including geopolitical tensions that could escalate and cause disruption in financial markets worldwide. Broader macroeconomic issues are important to consider, but my main focus is the long-term growth potential of individual companies rather than short-term developments in the markets or economy.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Jeffrey B. Sacknowitz, CFA, joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager also manages other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2	Putnam VT International Growth Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/17 to 12/31/17. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Net expenses for the fiscal year ended
12/31/16*	1.20%	1.45%
Total annual operating expenses for the fiscal
year ended 12/31/16	1.35%	1.60%
Annualized expense ratio for the six-month
period ended 12/31/17†	1.19%	1.44%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/18.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/17		ended 12/31/17
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$6.41	$7.75	$6.06	$7.32
Ending value
(after
expenses)	$1,137.40	$1,136.30	$1,019.21	$1,017.95

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT International Growth Fund	3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio, of Putnam VT International Growth Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

4	Putnam VT International Growth Fund

The fund’s portfolio 12/31/17

COMMON STOCKS (96.2%)*	Shares	Value

Aerospace and defense (5.4%)
Airbus SE (France)	6,402	$635,755
AviChina Industry & Technology Co., Ltd. (China)	640,000	340,471
BAE Systems PLC (United Kingdom)	44,061	338,885
MTU Aero Engines AG (Germany)	2,968	530,846
Raytheon Co.	2,683	504,002
		2,349,959
Airlines (0.9%)
Dart Group PLC (United Kingdom)	42,397	389,307
		389,307
Auto components (1.6%)
Valeo SA (France)	9,523	709,672
		709,672
Banks (8.2%)
Grupo Financiero Galicia SA ADR (Argentina)	3,930	258,790
HDFC Bank, Ltd. (India)	22,205	651,296
ING Groep NV (Netherlands)	28,306	520,853
Mitsubishi UFJ Financial Group, Inc. (Japan)	93,300	684,579
Sberbank of Russia PJSC ADR (Russia)	32,588	551,582
Societe Generale SA (France)	7,905	407,563
UniCredit SpA (Italy) †	24,328	453,213
		3,527,876
Beverages (3.2%)
Diageo PLC (United Kingdom)	19,530	714,766
Heineken NV (Netherlands)	6,225	648,859
		1,363,625
Biotechnology (1.9%)
Shire PLC (United Kingdom)	15,566	807,383
		807,383
Building products (3.1%)
Assa Abloy AB Class B (Sweden)	17,466	362,427
Johnson Controls International PLC	14,436	550,156
Sanwa Holdings Corp. (Japan)	31,400	432,366
		1,344,949
Capital markets (4.3%)
Amundi SA (France)	6,018	509,447
Burford Capital, Ltd. (United Kingdom)	51,291	797,479
KKR & Co. LP	12,664	266,704
St. James’s Place PLC (United Kingdom)	17,472	288,806
		1,862,436
Chemicals (0.9%)
Albemarle Corp.	2,881	368,451
		368,451
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $1) (Private) (Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired
8/2/13, cost $1) (Private) (Germany) † ∆∆ F	1	1
		2
Communications equipment (0.8%)
Nokia OYJ (Finland)	70,627	330,390
		330,390
Construction and engineering (2.2%)
Dilip Buildcon, Ltd. (India) †	15,959	247,380
Kyudenko Corp. (Japan)	14,200	684,484
		931,864
Containers and packaging (1.3%)
RPC Group PLC (United Kingdom)	48,423	572,810
		572,810
Distributors (1.1%)
PALTAC Corp. (Japan)	10,400	474,017
		474,017

COMMON STOCKS (96.2%)* cont.	Shares	Value

Diversified financial services (3.3%)
Challenger, Ltd. (Australia)	75,030	$819,559
J2 Acquisition, Ltd. (British Virgin Islands) †	16,954	169,540
ORIX Corp. (Japan)	24,900	421,016
		1,410,115
Diversified telecommunication services (0.9%)
Com Hem Holding AB (Sweden)	26,457	404,371
		404,371
Electronic equipment, instruments, and components (2.0%)
Elite Material Co., Ltd. (Taiwan)	53,000	180,658
TDK Corp. (Japan)	8,400	670,495
		851,153
Food and staples retail (0.8%)
X5 Retail Group NV GDR (Russia) †	8,715	328,912
		328,912
Food products (2.8%)
Associated British Foods PLC (United Kingdom)	9,299	353,515
Kerry Group PLC Class A (Ireland)	4,588	514,534
Nomad Foods, Ltd. (United Kingdom) † S	20,767	351,170
		1,219,219
Hotels, restaurants, and leisure (3.5%)
Compass Group PLC (United Kingdom)	30,472	658,895
Dalata Hotel Group PLC (Ireland) †	112,375	848,738
		1,507,633
Household durables (2.9%)
Basso Industry Corp. (Taiwan)	27,000	60,431
FabFurnish GmbH (acquired 8/2/13,
cost $1) (Private) (Germany) † ∆∆ F	2	2
Sony Corp. (Japan)	20,800	934,315
Techtronic Industries Co., Ltd. (Hong Kong)	37,000	241,160
		1,235,908
Industrial conglomerates (3.3%)
Rheinmetall AG (Germany)	4,812	611,030
Siemens AG (Germany)	3,236	448,992
Toshiba Corp. (Japan) †	134,000	376,672
		1,436,694
Insurance (3.2%)
AIA Group, Ltd. (Hong Kong)	109,600	934,704
IRB Brasil Resseguros SA (Brazil)	45,371	465,049
		1,399,753
Internet and direct marketing retail (—%)
Global Fashion Group SA (acquired 8/2/13,
cost $65,824) (Private) (Luxembourg) † ∆∆ F	1,554	14,992
		14,992
Internet software and services (6.8%)
Alibaba Group Holding, Ltd. ADR (China) † S	4,080	703,514
Delivery Hero Holding GmbH (Germany) †	11,559	457,200
Instructure, Inc. †	8,537	282,575
SMS Co., Ltd. (Japan)	16,400	516,862
Tencent Holdings, Ltd. (China)	19,200	992,544
		2,952,695
IT Services (1.9%)
DXC Technology Co.	4,779	453,527
Visa, Inc. Class A	3,291	375,240
		828,767
Leisure products (0.8%)
Universal Entertainment Corp. (Japan) S	9,500	348,058
		348,058
Life sciences tools and services (1.2%)
Clinigen Group PLC (United Kingdom)	35,911	497,997
		497,997
Machinery (3.9%)
DMG Mori Co., Ltd. (Japan)	20,500	423,266
KION Group AG (Germany)	5,409	466,670
Komatsu, Ltd. (Japan)	16,000	579,575
Shibuya Corp. (Japan)	4,900	203,169
		1,672,680

Putnam VT International Growth Fund	5

COMMON STOCKS (96.2%)* cont.	Shares	Value

Media (0.4%)
Altice NV Class A (Netherlands) † S	17,596	$184,072
		184,072
Metals and mining (3.0%)
Alcoa Corp. †	12,697	683,987
Iluka Resources, Ltd. (Australia)	78,963	625,934
		1,309,921
Oil, gas, and consumable fuels (3.3%)
Cairn Energy PLC (United Kingdom) †	117,587	336,631
EnCana Corp. (Canada)	36,597	488,251
Royal Dutch Shell PLC Class A (United Kingdom)	17,903	599,335
		1,424,217
Personal products (3.0%)
Shiseido Co., Ltd. (Japan)	5,600	269,927
Unilever NV ADR (Netherlands)	18,435	1,035,758
		1,305,685
Pharmaceuticals (4.0%)
Bayer AG (Germany)	7,756	964,653
China Grand Pharmaceutical and Healthcare
Holdings, Ltd. Class A (Hong Kong) †	112,000	54,532
Jazz Pharmaceuticals PLC †	1,742	234,560
Shanghai Fosun Pharmaceutical (Group) Co., Ltd.
(China)	76,000	487,516
		1,741,261
Professional services (2.3%)
Outsourcing, Inc. (Japan)	15,800	287,735
RELX NV (United Kingdom)	30,841	708,999
		996,734
Semiconductors and semiconductor equipment (2.0%)
SCREEN Holdings Co., Ltd. (Japan)	6,200	503,838
STMicroelectronics NV (France)	17,195	373,426
		877,264
Software (1.5%)
NCSOFT Corp. (South Korea)	926	386,844
Nintendo Co., Ltd. (Japan)	700	254,836
		641,680
Specialty retail (0.9%)
PC Jeweller, Ltd. (India)	51,995	371,021
		371,021
Technology hardware, storage, and peripherals (0.5%)
Samsung Electronics Co., Ltd. (South Korea)	99	235,207
		235,207
Textiles, apparel, and luxury goods (1.6%)
Adidas AG (Germany)	3,350	668,741
		668,741
Water utilities (0.6%)
China Water Affairs Group, Ltd. (China)	292,000	264,462
		264,462
Wireless telecommunication services (0.9%)
Turkcell Iletisim Hizmetleri AS (Turkey)	99,050	404,487
		404,487

Total common stocks (cost $34,141,857)		$41,566,440

	Expiration
WARRANTS (2.1%)* †	date	Strike price	Warrants	Value

J2 Acquisition, Ltd.
(British Virgin Islands)	10/10/20	$11.50	16,954	$10,172
Qingdao Haier Co., Ltd.
144A (China)	9/24/18	0.00	173,100	501,065
Shanghai International
Airport Co., Ltd. 144A
(China)	5/7/18	0.00	60,000	414,711
Total warrants (cost $740,710)				$925,948

SHORT-TERM INVESTMENTS (5.3%)	Shares	Value

Putnam Cash Collateral Pool, LLC 1.55% [d]	1,298,878	$1,298,878
Putnam Short Term Investment Fund 1.45% L	988,724	988,724
Total short-term investments (cost $2,287,602)		$2,287,602

Total investments (cost $37,170,169)		$44,779,990

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign
securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2017 through December 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $43,212,132.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $14,996, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $117,598 to cover certain derivative contracts and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	18.5%	Sweden	1.8%
United Kingdom	17.1	South Korea	1.4
United States	10.8	Canada	1.1
Germany	9.5	Brazil	1.1
China	8.5	Italy	1.0
France	6.1	Turkey	0.9
Netherlands	5.5	Finland	0.8
Australia	3.3	Argentina	0.6
Ireland	3.1	Taiwan	0.6
India	2.9	Other	0.6
Hong Kong	2.8	Total	100.0%
Russia	2.0

6	Putnam VT International Growth Fund

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $17,225,458)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/17/18	$32,303	$35,501	$(3,198)
	British Pound	Sell	3/21/18	1,495,592	1,497,295	1,703
	Euro	Sell	3/21/18	109,331	107,665	(1,666)
	Hong Kong Dollar	Buy	2/22/18	253,554	254,252	(698)
	Japanese Yen	Buy	2/22/18	172,267	169,844	2,423
Barclays Bank PLC
	Euro	Sell	3/21/18	50,507	50,073	(434)
	Hong Kong Dollar	Sell	2/22/18	200,486	200,597	111
	Swiss Franc	Buy	3/21/18	954,703	946,756	7,947
Citibank, N.A.
	Australian Dollar	Buy	1/17/18	272,853	273,219	(366)
	British Pound	Sell	3/21/18	141,993	142,142	149
	Danish Krone	Buy	3/21/18	504,745	502,734	2,011
	Euro	Buy	3/21/18	1,273,762	1,268,743	5,019
	Japanese Yen	Buy	2/22/18	945,780	936,195	9,585
	Mexican Peso	Buy	1/17/18	23,583	25,053	(1,470)
Credit Suisse International
	Canadian Dollar	Sell	1/17/18	30,796	31,000	204
Goldman Sachs International
	Australian Dollar	Buy	1/17/18	447,394	448,010	(616)
	British Pound	Sell	3/21/18	215,358	215,539	181
	Chinese Yuan (Offshore)	Sell	2/22/18	3,110,793	3,048,869	(61,924)
	Euro	Buy	3/21/18	783,037	776,266	6,771
	Japanese Yen	Sell	2/22/18	592,107	583,322	(8,785)
HSBC Bank USA, National Association
	Euro	Sell	3/21/18	746,393	739,917	(6,476)
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/21/18	601,269	603,941	(2,672)
	Euro	Sell	3/21/18	136,212	135,045	(1,167)
	New Zealand Dollar	Buy	1/17/18	67,812	68,772	(960)
	Norwegian Krone	Buy	3/21/18	312,852	310,480	2,372
	Singapore Dollar	Buy	2/22/18	290,469	285,928	4,541
	South Korean Won	Sell	2/22/18	663,094	638,591	(24,503)
	Swedish Krona	Buy	3/21/18	603,202	592,581	10,621
	Swiss Franc	Buy	3/21/18	1,118,773	1,108,315	10,458
State Street Bank and Trust Co.
	British Pound	Sell	3/21/18	133,194	132,297	(897)
	Canadian Dollar	Sell	1/17/18	369,475	371,927	2,452
	Israeli Shekel	Buy	1/17/18	176,948	173,872	3,076
	Japanese Yen	Sell	2/22/18	325,012	320,579	(4,433)
	Swedish Krona	Buy	3/21/18	219,223	213,886	5,337
WestPac Banking Corp.
	Euro	Sell	3/21/18	16,394	16,252	(142)
Unrealized appreciation						74,961
Unrealized (depreciation)						(120,407)
Total						$(45,446)

* The exchange currency for all contracts listed is the United States Dollar.

Putnam VT International Growth Fund	7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$—	$5,499,120	$14,994
Consumer staples	351,170	3,866,271	—
Energy	488,251	935,966	—
Financials	1,711,665	6,488,515	—
Health care	234,560	2,812,081	—
Industrials	1,054,158	8,068,029	2
Information technology	1,814,856	4,902,300	—
Materials	1,052,438	1,198,744	—
Telecommunication services	—	808,858	—
Utilities	—	264,462	—
Total common stocks	6,707,098	34,844,346	14,996
Warrants	10,172	915,776	—
Short-term investments	988,724	1,298,878	—
Totals by level	$7,705,994	$37,059,000	$14,996

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(45,446)	$—
Totals by level	$—	$(45,446)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8	Putnam VT International Growth Fund

Statement of assets and liabilities
12/31/17

Assets
Investment in securities, at value, including $1,264,921 of securities on loan (Notes 1):
Unaffiliated issuers (identified cost $34,882,567)	$42,492,388
Affiliated issuers (identified cost $2,287,602) (Notes 1 and 5)	2,287,602
Cash	13,919
Foreign currency (cost $36,891) (Note 1)	37,072
Dividends, interest and other receivables	72,265
Foreign tax reclaim	25,027
Receivable for shares of the fund sold	22
Receivable for investments sold	18,110
Unrealized appreciation on forward currency contracts (Note 1)	74,961
Total assets	45,021,366

Liabilities
Payable for investments purchased	74,929
Payable for shares of the fund repurchased	82,186
Payable for compensation of Manager (Note 2)	30,733
Payable for custodian fees (Note 2)	16,001
Payable for investor servicing fees (Note 2)	3,720
Payable for Trustee compensation and expenses (Note 2)	71,642
Payable for administrative services (Note 2)	442
Payable for distribution fees (Note 2)	2,872
Unrealized depreciation on forward currency contracts (Note 1)	120,407
Collateral on securities loaned, at value (Note 1)	1,298,878
Other accrued expenses	107,424
Total liabilities	1,809,234

Net assets	$43,212,132

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$32,557,547
Undistributed net investment income (Note 1)	87,903
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	3,050,622
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	7,516,060
Total — Representing net assets applicable to capital shares outstanding	$43,212,132

Computation of net asset value Class IA
Net assets	$29,496,212
Number of shares outstanding	1,254,373
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$23.51

Computation of net asset value Class IB
Net assets	$13,715,920
Number of shares outstanding	585,636
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$23.42

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund	9

Statement of operations
Year ended 12/31/17

Investment income
Dividends (net of foreign tax of $86,211)	$734,027
Interest (including interest income of $6,960 from investments in affiliated issuers) (Note 5)	6,971
Securities lending (net of expenses) (Notes 1 and 5)	21,067
Total investment income	762,065

Expenses
Compensation of Manager (Note 2)	361,747
Investor servicing fees (Note 2)	27,382
Custodian fees (Note 2)	46,107
Distribution fees (Note 2)	31,214
Administrative services (Note 2)	1,205
Auditing and tax fees	63,214
Other	23,298
Fees waived and reimbursed by Manager (Note 2)	(55,020)
Total expenses	499,147

Expense reduction (Note 2)	(7,251)
Net expenses	491,896

Net investment income	270,169

Net realized gain on securities from unaffiliated issuers (net of foreign tax of $31,615) (Notes 1 and 3)	4,273,938
Net realized loss on forward currency contracts (Note 1)	(344,390)
Net realized loss on foreign currency transactions (Note 1)	(17,926)
Net realized gain on written options (Note 1)	36,218
Net unrealized appreciation of securities in unaffiliated issuers (net of foreign tax of $49,392) during the year	7,320,033
Net unrealized appreciation of forward currency contracts during the year	97,150
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(46,237)
Net gain on investments	11,318,786

Net increase in net assets resulting from operations	$11,588,955

Statement of changes in net assets

	Year ended	Year ended
	12/31/17	12/31/16
Increase (decrease) in net assets
Operations:
Net investment income	$270,169	$296,115
Net realized gain (loss) on investments and foreign currency transactions	3,947,840	(561,158)
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	7,370,946	(2,422,956)
Net increase (decrease) in net assets resulting from operations	11,588,955	(2,687,999)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(336,261)	(322,695)
Class IB	(127,801)	(114,047)
Decrease from capital share transactions (Note 4)	(2,145,545)	(4,689,346)
Total increase (decrease) in net assets	8,979,348	(7,814,087)
Net assets:
Beginning of year	34,232,784	42,046,871
End of year (including undistributed net investment income of $87,903 and $524,512, respectively)	$43,212,132	$34,232,784

The accompanying notes are an integral part of these financial statements.

10	Putnam VT International Growth Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)
Class IA
12/31/17	$17.61	.16	6.00	6.16	(.26)	(.26)	$23.51	35.37	$29,496	1.20	.77	105
12/31/16	19.06	.16	(1.39)	(1.23)	(.22)	(.22)	17.61	(6.46)	23,196	1.20[f]	.87[f]	117
12/31/15	18.81	.16	.09	.25	—	—	19.06	1.33	28,751	1.19	.80	83
12/31/14	20.05	.19	(1.37)	(1.18)	(.06)	(.06)	18.81	(5.90)	32,259	1.22	.93	98
12/31/13	16.56	.13	3.59	3.72	(.23)	(.23)	20.05	22.70	40,518	1.24	.73	125
Class IB
12/31/17	$17.54	.11	5.98	6.09	(.21)	(.21)	$23.42	35.04	$13,716	1.45	.52	105
12/31/16	18.98	.11	(1.38)	(1.27)	(.17)	(.17)	17.54	(6.72)	11,037	1.45[f]	.63[f]	117
12/31/15	18.77	.11	.10	.21	—	—	18.98	1.12	13,296	1.44	.55	83
12/31/14	20.01	.13	(1.36)	(1.23)	(.01)	(.01)	18.77	(6.15)	14,585	1.47	.67	98
12/31/13	16.53	.09	3.58	3.67	(.19)	(.19)	20.01	22.37	18,318	1.49	.49	125

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period (Note 2). As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
12/31/17	0.14%
12/31/16	0.15
12/31/15	0.09
12/31/14	0.05
12/31/13	0.03

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund	11

Notes to financial statements 12/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2017 through December 31, 2017.

Putnam VT International Growth Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other

12	Putnam VT International Growth Fund

assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $73,737 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,298,878 and the value of securities loaned amounted to $1,264,921.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such

Putnam VT International Growth Fund	13

taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from foreign taxes paid on capital gains, from realized gains and losses on passive foreign investment companies, from unrealized gains and losses on passive foreign investment companies and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $242,716 to decrease undistributed net investment income, $41 to decrease paid-in capital and $242,757 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,398,114
Unrealized depreciation	(892,798)
Net unrealized appreciation	7,505,316
Undistributed ordinary income	36,625
Undistributed short-term gain	1,543,193
Undistributed long-term gain	1,617,766
Cost for federal income tax purposes	$37,229,228

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 41.1% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.924% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $55,020 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$18,644
Class IB	8,738
Total	$27,382

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $73 under the expense offset arrangements and by $7,178 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $31, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

14	Putnam VT International Growth Fund

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities
(Long-term)	$40,297,540	$43,464,286
U.S. government securities
(Long-term)	—	—
Total	$40,297,540	$43,464,286

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/17		Year ended 12/31/16		Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	138,252	$2,909,672	26,070	$459,115	58,893	$1,212,181	23,109	$409,283
Shares issued in connection with
reinvestment of distributions	17,782	336,261	17,828	322,695	6,773	127,801	6,315	114,047
	156,034	3,245,933	43,898	781,810	65,666	1,339,982	29,424	523,330
Shares repurchased	(218,558)	(4,524,029)	(235,154)	(4,193,477)	(109,222)	(2,207,431)	(100,859)	(1,801,009)
Net decrease	(62,524)	$(1,278,096)	(191,256)	$(3,411,667)	(43,556)	$(867,449)	(71,435)	$(1,277,679)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
					and fair value as of
Name of affiliate	Fair value as of 12/31/16	Purchase cost	Sale proceeds	Investment income	12/31/17
Short-term investments
Putnam Cash Collateral Pool, LLC*	$1,419,944	$12,796,803	$12,917,869	$12,070	$1,298,878
Putnam Short Term Investment
Fund**	357,082	16,171,514	15,539,872	6,960	988,724
Total Short-term investments	$1,777,026	$28,968,317	$28,457,741	$19,030	$2,287,602

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$20
Written equity option contracts (contract amount)	$20
Forward currency contracts (contract amount)	$19,200,000
Warrants (number of warrants)	150,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$74,961	Payables	$120,407
Equity contracts	Investments	925,948	Payables	—
Total		$1,000,909		$120,407

Putnam VT International Growth Fund	15

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as			Forward currency
hedging instruments under ASC 815	Warrants	Options	contracts	Total
Foreign exchange contracts	$—	$—	$(344,390)	$(344,390)
Equity contracts	272,730	(41,792)	—	$230,938
Total	$272,730	$(41,792)	$(344,390)	$(113,452)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$97,150	$97,150
Equity contracts	171,134	—	$171,134
Total	$171,134	$97,150	$268,284

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$4,126	$8,058	$16,764	$204	$6,952	$—	$27,992	$10,865	$—	$74,961
Total Assets	$4,126	$8,058	$16,764	$204	$6,952	$—	$27,992	$10,865	$—	$74,961
Liabilities:
Forward currency contracts#	5,562	434	1,836	—	71,325	6,476	29,302	5,330	142	120,407
Total Liabilities	$5,562	$434	$1,836	$—	$71,325	$6,476	$29,302	$5,330	$142	$120,407
Total Financial and Derivative Net Assets	$(1,436)	$7,624	$14,928	$204	$(64,373)	$(6,476)	$(1,310)	$5,535	$(142)	$(45,446)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(1,436)	$7,624	$14,928	$204	$(64,373)	$(6,476)	$(1,310)	$5,535	$(142)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

16	Putnam VT International Growth Fund	Putnam VT International Growth Fund	17

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,779,543 as a capital gain dividend with respect to the taxable year ended December 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, total interest and dividend income from foreign countries were $775,311 or $0.42 per share (for all classes of shares). Taxes paid to foreign countries were $117,826, or $0.06 per share (for all classes of shares).

The fund designated 7.24% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

18	Putnam VT International Growth Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation	
Dr. Paul L. Joskow Born 1947 Trustee since 1997	Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.	None

Putnam VT International Growth Fund	19

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Head of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Assistant Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer	Denere P. Poulack (Born 1968)
Chief Compliance Officer, Putnam Investments	Since 2007	Assistant Vice President, Assistant Clerk,
and Putnam Management	Head of Accounting, Middle Office, & Control	and Assistant Treasurer
	Services, Putnam Investments and	Since 2004
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

20	Putnam VT International Growth Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisors	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Katinka Domotorffy
16 St James’s Street	Custodian	Catharine Bond Hill
London, England SW1A 1ER	State Street Bank and Trust Company	Paul L. Joskow
Robert E. Patterson
The Putnam Advisory Company, LLC	Legal Counsel	George Putnam, III
One Post Office Square	Ropes & Gray LLP	Robert L. Reynolds
Boston, MA 02109		Manoj P. Singh
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Growth Fund	21

This report has been prepared for the shareholders	H514
of Putnam VT International Growth Fund.	VTAN010 309481 2/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2017	$44,749	$ —	$16,394	$58
December 31, 2016	$44,027	$ —	$14,273	$ —

For the fiscal years ended December 31, 2017 and December 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $398,982 and $574,027 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2017	$ —	$382,530	$ —	$ —

December 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2018